                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 7, 2006

                                 Citigroup Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                        1-9924                 52-1568099
        (State or other                 (Commission             (IRS Employer
jurisdiction of incorporation)          File Number)         Identification No.)

   399 Park Avenue, New York, New York                                   10043
(Address of principal executive offices)                              (Zip Code)

                                 (212) 559-1000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits:

Exhibit
  No.     Description
-------   -----------
1.01      Terms Agreement, dated February 27, 2006, among the Company and the underwriters named therein, relating to the offer and sale of the
          Company's 2.400% Fixed Rate Notes due October 31, 2025.

4.01      Form of DTC Note for the Company's 2.400% Fixed Rate Notes due October
          31, 2025.

4.02 Form of International Note for the Company's 2.400% Fixed Rate Notes due October 31, 2025.

4.03 Amended and Restated Agency Agreement, dated March 7, 2006, between the Company, Citibank, N.A., London office and Dexia Banque
          Internationale a Luxembourg, Societe Anonyme.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2006                    CITIGROUP INC.


                                        By: /s/ Charles E. Wainhouse
                                            ------------------------------------
                                            Charles E. Wainhouse
                                            Assistant Treasurer


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